Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Rockefeller Equity Allocation Fund
Rockefeller Core Taxable Bond Fund
Rockefeller Intermediate Tax Exempt National Bond Fund
Rockefeller Intermediate Tax Exempt New York Bond Fund (collectively, the “Funds”)
Each, a series of Trust for Professional Managers (the “Trust”)

Supplement dated March 7, 2018 to the
Summary Prospectuses, Prospectus and Statement of Additional Information (“SAI”)
dated March 30, 2017

This supplement amends the Summary Prospectuses, Prospectus and SAI for the Funds dated March 30, 2017.

Effective March 1, 2018, Rockefeller Financial Services, Inc. (“RFS”), the parent company of the Funds’ investment adviser, Rockefeller & Co., Inc. (the “Adviser”), completed the previously announced transaction pursuant to which Rockefeller Capital Management, L.P. (“RCM”), a new holding company currently controlled by Viking Global Investors LP, acquired RFS and its subsidiaries, including the Adviser (the “Transaction”).  At a special meeting held on February 16, 2018, at least a majority of the outstanding voting securities (as provided under the Investment Advisers Act of 1940) of each of the Funds voted to approve a new investment advisory agreement between the Adviser and the Trust, on behalf of the Funds, which became effective upon completion of the Transaction.  Also upon the closing of the Transaction, RCM promptly restructured the Adviser into Rockefeller & Co. LLC, effective as of the close of business on March 1, 2018.  Accordingly, all references to Rockefeller & Co., Inc. as the Adviser are hereby replaced with Rockefeller & Co. LLC.

Please retain this supplement with your Summary Prospectuses, Prospectus and SAI.